EXHIBIT 21.1

The information below is presented as of the date of this filing. Listed below are all the subsidiaries of Morningstar, Inc., except certain subsidiaries which are not included in the listing because, considered in the aggregate, they do not constitute a significant subsidiary as of the date compiled.

Subsidiaries of Morningstar, Inc.

Subsidiary	Jurisdiction of Formation	Ownership Information
Corporate Fundamentals, Inc.	US (Delaware)	Morningstar, Inc. owns 100%.
DBRS, Inc.	US (Delaware)	Morningstar Ratings Holding Corp. owns 100%.
Lumonic, Inc.	US (Delaware)	PitchBook Data, Inc. owns 100%.
Morningstar Credit Analytics LLC	US (Delaware)	Morningstar, Inc. owns 100%.
Morningstar Index Holding Corp.	US (Delaware)	Morningstar, Inc. owns 100%.
Morningstar Investment Management LLC	US (Delaware)	Morningstar, Inc. owns 100%.
Morningstar Investment Services LLC	US (Delaware)	Morningstar Investment Management LLC owns 100%.
Morningstar Ratings Holding Corp.	US (Delaware)	Morningstar, Inc. owns 100%.
Morningstar Research Services LLC	US (Delaware)	Morningstar, Inc. owns 100%.
PitchBook Data, Inc.	US (Delaware)	Morningstar, Inc. owns 100%.
PitchBook Holding, Inc.	US (Delaware)	PitchBook Data, Inc. owns 100%
Sustainalytics U.S. Inc.	US (Delaware)	Morningstar, Inc. owns 100%.
Center for Research in Security Prices, LLC	US (Illinois)	Morningstar, Inc. owns 100%.
Morningstar Credit Ratings, LLC	US (Pennsylvania)	DBRS, Inc. owns 100%.
DBRS Ratings Pty Limited	Australia	Ratings Acquisition Corp. owns 100%.
Morningstar Australasia Pty Limited	Australia	Morningstar Group Australia Pty Limited owns 100%.
Morningstar Group Australia Pty Limited	Australia	Morningstar Holland B.V. owns 100%.
Morningstar Investment Management Australia Limited	Australia	Morningstar Group Australia Pty Limited owns 100%.
Sustainalytics Australia Pty Ltd.	Australia	Sustainalytics Holding B.V. owns 100%.
Morningstar Brasil Informações Financeiras Ltda.	Brazil	Morningstar Holland B.V. owns 100%. (Note A)
DBRS Limited	Canada	Ratings Acquisition Corp. owns 100%.
Jantzi Research Inc.	Canada	Sustainalytics Holding B.V. owns 100%.
Morningstar Canada Group, Inc.	Canada	Morningstar Holland B.V. owns 100%.
Morningstar Research, Inc.	Canada	Morningstar Canada Group, Inc. owns 100%.
Ratings Acquisition Corporation	Cayman Islands	Morningstar Ratings Holding Corp. owns 100%.
Servicios Morningstar Chile Limitada	Chile	Morningstar Holland B.V. owns 100%. (Note A)

EXHIBIT 21.1

Morningstar (Shanghai) Ltd.	China	Morningstar Asia, Ltd. owns 100%.
Morningstar (Shenzhen) Ltd.	China	Morningstar Asia, Ltd. owns 100%.
Morningstar Finance (Cyprus) Limited	Cyprus	Morningstar Ratings Holding Corp. owns 100%.
GES Investment Services Danmark A/S	Denmark	GES International AB owns 100%.
Morningstar Danmark A/S	Denmark	Morningstar Danmark Holding ApS owns 100%.
Morningstar Danmark Holding ApS	Denmark	Morningstar Holland B.V. owns 100%.
Morningstar France Fund Information SARL	France	Morningstar France Holding SAS owns 100%.
Morningstar France Holding SAS	France	Morningstar Holland B.V. owns 100%.
Sustainalytics S.A.R.L.	France	Sustainalytics B.V. owns 100%.
DBRS Ratings GmbH	Germany	Ratings Acquisition Corp. owns 100%.
Morningstar Deutschland GmbH	Germany	Morningstar Holland B.V. owns 100%.
Morningstar Indexes GmbH	Germany	Morningstar Indexes Limited owns 100%
Sustainalytics B.V. German Branch	Germany	(Note E)
Sustainalytics GmbH	Germany	Sustainalytics B.V. owns 100%.
Morningstar Asia Limited	Hong Kong	Morningstar Holland B.V. owns 100%.
Morningstar Investment Management Asia Limited	Hong Kong	Morningstar Investment Management LLC owns 100%.
DBRS Ratings GmbH, Branch India	India	(Note B)
Morningstar India Private Limited	India	Corporate Fundamentals, Inc. owns 100%.
Morningstar Investment Research India Private Limited	India	Morningstar Investment Management LLC owns 100%.
Morningstar Italy, S.R.L.	Italy	Morningstar Holland B.V. owns 100%.
Ibbotson Associates Japan K.K.	Japan	Morningstar Investment Management LLC owns 100%.
Morningstar Japan, Inc.	Japan	Ibbotson Associates Japan K.K. owns 100%
Sustainalytics Japan Inc.	Japan	Sustainalytics Holding B.V. owns 100%.
Morningstar Wealth International Limited	Jersey	Morningstar Wealth Portfolio Services Limited owns 100%.
Morningstar Korea, Ltd.	Korea	Morningstar, Inc. owns 100%.
Morningstar Luxembourg S.a.r.l.	Luxembourg	Morningstar Holland B.V. owns 100%.
Investigaciones MSMexico, S. de R.L. de C.V.	Mexico	Morningstar Holland B.V. owns 100%. (Note A)
Morningstar Research Limited	New Zealand	Morningstar Australasia Pty Limited owns 100%.
Morningstar Norge AS	Norway	Morningstar Holland B.V. owns 100%.
Sustainalytics B.V. Amsterdam Sucursala Timisoara	Romania	(Note E)
Sustainalytics S.R.L.	Romania	Sustainalytics B.V. owns 100%.
Morningstar Investment Adviser Singapore Pte. Limited	Singapore	Morningstar Asia Limited owns 100%.
Morningstar Research Pte. Limited	Singapore	Morningstar Asia Limited owns 100%.

EXHIBIT 21.1

Sustainalytics Pte Ltd.	Singapore	Sustainalytics Holding B.V. owns 100%.
Morningstar Credit Analytics (Pty) Ltd	South Africa	Morningstar Credit Analytics Limited owns 100%.
Morningstar Investment Management South Africa (Pty) Limited	South Africa	Morningstar Investment Management LLC owns 100%.
Morningstar Research (Proprietary) Limited	South Africa	Morningstar Holland B.V. owns 100%.
DBRS Ratings GmbH Sucursal en España	Spain	(Note B)
Morningstar Europe Services, S.L.	Spain	Morningstar Holland B.V. owns 100%.
Morningstar Network, S.L.	Spain	Morningstar Holland B.V. owns 100%.
GES International AB	Sweden	Sustainalytics Holding B.V. owns 100%.
Morningstar HoldCo AB	Sweden	Morningstar Holland B.V. owns 100%.
Morningstar Sweden AB	Sweden	Morningstar HoldCo AB owns 100%.
Morningstar Switzerland GmbH	Switzerland	Morningstar Holland B.V. owns 100%.
Morningstar Asia Limited, Taiwan Branch	Taiwan	(Note C)
Morningstar Research Thailand Limited	Thailand	Morningstar, Inc. owns 100%. (Note D)
Morningstar Europe B.V.	The Netherlands	Morningstar, Inc. owns 100%.
Morningstar Holland B.V.	The Netherlands	Morningstar Europe B.V. owns 100%.
Sustainalytics B.V.	The Netherlands	Morningstar Europe B.V. owns 100%.
Sustainalytics Holding B.V.	The Netherlands	Morningstar Holland B.V. owns 100%.
Morningstar (Dubai) Ltd.	United Arab Emirates	Morningstar Holland B.V. owns 100%.
Morningstar Wealth Administration (DIFC Branch) Limited	United Arab Emirates	Morningstar Wealth Administration Limited owns 100%.
DBRS Ratings Limited	United Kingdom	Ratings Acquisition Corp. owns 100%.
Morningstar Credit Analytics Limited	United Kingdom	Morningstar Credit Analytics LLC owns 100%.
Morningstar Europe Limited	United Kingdom	Morningstar Holland B.V. owns 100%.
Morningstar Finance Limited	United Kingdom	Ratings Acquisition Corp. owns 100%.
Morningstar Indexes Limited	United Kingdom	Morningstar Index Holding Corp. owns 100%
Morningstar Investment Management Europe Limited	United Kingdom	Morningstar Investment Management LLC owns 100%.
Morningstar Real-Time Data Limited	United Kingdom	Morningstar UK Limited owns 100%.
Morningstar UK Limited	United Kingdom	Morningstar Holland B.V. owns 100%.
Morningstar Wealth Administration Limited	United Kingdom	Morningstar Wealth Portfolio Services Limited owns 100%.
Morningstar Wealth EMA Trustees Limited	United Kingdom	Morningstar Wealth Administration Limited owns 100%.
Morningstar Wealth Portfolio Services Limited	United Kingdom	Morningstar Investment Management LLC owns 100%.
Morningstar Wealth Retirement Services Limited	United Kingdom	Morningstar Wealth Administration Limited owns 100%.
Morningstar Wealth Retirement Trustees Limited	United Kingdom	Morningstar Wealth Administration Limited owns 100%.
Morningstar Wealth Software Limited	United Kingdom	Morningstar Wealth (UK) Limited owns 100%

EXHIBIT 21.1

Morningstar Wealth Trustee Limited	United Kingdom	Morningstar Wealth Administration Limited owns 100%.
Morningstar Wealth (UK) Limited	United Kingdom	Morningstar Wealth Portfolio Services Limited owns 100%.
PitchBook Data Limited	United Kingdom	PitchBook Data, Inc. owns 100%.
Smart Investment Management Limited	United Kingdom	Morningstar Wealth Administration Limited owns 100%.
Smartfund Nominees Ltd	United Kingdom	Morningstar Wealth Administration Limited owns 100%.
Sustainalytics UK Limited	United Kingdom	Sustainalytics B.V. owns 100%.

Note A: Morningstar, Inc. owns less than 1% of this entity.
Note B: DBRS Ratings GmbH, Branch India and DBRS Ratings GmbH Sucursal en España are each a branch of DBRS Ratings GmbH.
Note C: Morningstar Asia Limited has a Taiwan branch.
Note D: Corporate Fundamentals, Inc. own less than 1% of this entity.
Note E: Sustainalytics B.V. Amsterdam Sucursala Timisoara and Sustainalytics B.V. German Branch are each a branch of Sustainalytics B.V.